1 41 EEI Financial Conference Tom May Chairman, President and Chief Executive Officer November 7, 2006 st Exhibit 99.1

This presentation and those that follow contain forward-looking statements that involve risk and uncertainties.  These statements are based on the current expectations, estimates, or projections of management and are not guarantees of future performance. Actual results or outcomes could differ materially as a result of such important factors as further actions by state and federal regulatory bodies setting utility rates, adopting or modifying cost recovery, accounting or rate-setting mechanisms; new laws and regulations, or new interpretations of existing laws and regulations, relating to taxes and other matters; changes in prices of electricity and gas; weather conditions; the ability to expand new businesses; the impacts of various environmental and legal issues and other unforeseen events. Our current outlook should not be considered a continuing reaffirmation that our outlook has not changed.  We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.  You are advised, however, to consult any further disclosures we make on related subjects in our reports to the Securities and
Exchange Commission.

3 Today’s Take Away NSTAR’s entire management team is committed to delivering superior results for our customers and our shareholders.

The Story in a Nutshell
Delivering Results
• “Pure-Play” T&D company with a superior
growth outlook
• Unique, long-term regulatory deal providing
revenue certainty and upside potential
• An experienced, credible team with an
outstanding track record

5 Management Team Focused on Value Drivers

6 Accurate Information Safe & Reliable Energy A Superior Customer Experience

7 Redefining Our Customers’ Experiences Bill Call Center Website IVR Employees Correspondence

8 Our Economic Outlook is Good • Employment data is positive • Commercial customer sales growing • Conservation expected to level off • 1% gas & 2% electric sales growth expected

9 Diverse Customer Base 61% Commercial 8% Industrial 31% Residential 48% Residential 40% Commercial 12% Industrial Gas Sales ($.6 billion) Electric Sales ($2.5 billion)

10 Balanced, Constructive Regulatory Environment • System improvements • Energy supply costs • Expense recovery mechanisms Seven Year Rate Agreement

Rate Agreement Provides
Stability & Future Revenue Growth
• Expected annual base revenue growth of $50 million
– Distribution rate change
– Annual performance-based rate adjustments
– Safety & reliability program
– Carrying charge on rate plan deferrals
• ROE 12.5%; 50/50 sharing between 12.5% - 13.5%
• Opportunity to earn $20 million of energy market incentive revenues annually
• Gas rate plan filing likely in late 2006

About $50M of Revenue
Growth Annually
$0
$50
$100
$150
$200
Transmission
25 30 45 50
Carrying charge
0 4 8 12
Safety & reliability
12 14 16 18
Sales & rate changes
20 60 90 120
2006 2007 2008 2009
$ in millions

Transmission Growth
• Positive FERC Order on ROE & incentives
• 345kV Transmission Project on track
• Additional investment opportunities
– Phase 2 Transmission Reliability $80M
– Other projects $80M

Actively Attacking Market
Inefficiencies on Behalf of Customers
Customer $’s
Initiative Status at Stake
Locational Installed Capacity (LICAP) Modified $14 billion
Anti-Gaming proposal for Default Service Accepted $60M
Flexible Combined – Cycle Dispatch In progress $67M
Fore River – RMR Accepted $355M*
Mystic Units 8,9 – RMR In progress $790M*
Pittsfield Generating – RMR In progress $140M*
Potter 2 – RMR Accepted $12M*
Canal - Special Constraint Resource In progress $80M
*Assumed to terminate June 2010

15 Positive Earnings & Dividend Outlook 2006 2007 2008 2009

16 Superior Total Shareholder Return

17 Total Shareholder Return Outperforms Peers Q3 2006 1 Year 5 Years 10 Years NSTAR 20.1% 10.1% 11.0% 12.5% S&P 500 10.8% 4.9% 0.5% 8.9% EEI Index 4.9% 16.1% 6.5% 9.2% T&D Group 9.9% 5.7% 1.6% 3.9%

A Unique Investment
Opportunity
• Continue strong operational performance,
keeping customers and regulators happy
• Deliver 6% - 8% EPS growth
• Grow dividends in line
with earnings
• Maintain strong credit metrics

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